TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT ELEVEN

333-72042	HV-5795 – PremierSolutions Standard (Series A)
333-151805	HV-6776 – Premier InnovationsSM

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Supplement dated February 25, 2021 to your Prospectus

1.                                    FUND NAME CHANGE

Effective October 8, 2020, the AMG Managers Cadence Mid Cap Fund, was renamed the AMG GW&K Small/Mid Cap Fund.

2.                                    FUND REORGANIZATION

AMG GW&K SMALL/MID CAP FUND — CLASS N

At a meeting on October 8, 2020, the Board of Trustees of AMG Funds III approved a transaction whereby the AMG GW&K Mid Cap Fund (formerly AMG Managers Cadence Mid Cap Fund) (the “Merging Fund”), a series of the AMG Funds III would be reorganized into AMG GW&K Small/Mid Cap Fund (the “Acquiring Fund”), a series of AMG Funds.  The Board of Trustees of AMG Funds III called a meeting of shareholders of the Merging Fund on January 13, 2021 to vote to approve the Agreement and Plan of Reorganization (the “Reorganization”). Shareholders did not approve the Reorganization on January 13, 2021 due to a failure to meet quorum. Shareholders are schedule to meet again on March 5, 2021 to approve the Reorganization. If the Reorganization is approved on March 5, 2021, the Reorganization is expected to occur on or about March 8, 2021 (“Closing Date”).

As a result of the Reorganization, if any of your Participant Account value is allocated to the Merging Fund Sub-Account, that amount will be merged into the Acquiring Fund Sub-Account.  If any portion of your future Contribution is allocated to the Merging Fund Sub-Account, you may redirect that allocation to another Sub-Account available under your Contract.  Effective as of the Closing Date, any transaction that includes an allocation to the Merging Fund Sub-Account will be allocated automatically to the Acquiring Fund Sub-Account.  Effective as of the Closing Date, unless you direct us otherwise, if you are enrolled in any Asset Rebalancing Program or other administrative program that includes transfers of Participant Account value or allocation to the Merging Fund Sub-Account, your enrollment will be automatically replaced by the Acquiring Fund Sub-Account.

In the event that the proposed Reorganization is approved, effective as of the Closing Date, all references and information contained in the Prospectus for your Contract related to the Merging Fund are deleted and replaced with the Acquiring Fund.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.